UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2006

BNCCORP, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26290	45-0402816
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main, Bismarck, North Dakota 58501

(Address of principal executive offices) (Zip Code)

(701) 250-3040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of

Directors; Appointment of Principal Officers.

On March 29, 2006, Neil M. Brozen was elected as Executive Vice President, Retirement Services of BNC National Bank (the “Bank”), a subsidiary of BNCCORP, Inc. (the “Company”). In order to allow Mr. Brozen to focus his efforts on the growth of the Bank’s Wealth Management business, Mr. Brozen relinquished his position as the Company’s Chief Financial Officer on that date. The Company will make a public announcement on Mr. Brozen’s successor [by a press release] and also file a subsequent Current Report on Form 8-K containing all required disclosures. Mr. Brozen did not relinquish his position as Chief Financial Officer as a result of any disagreement with the Company regarding its operations, policies or practices.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BNCCORP, INC.
By:	/s/ Gregory K. Cleveland
Gregory K. Cleveland
President and Chief Executive Officer

Date: March 31, 2006

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